SCHEDULE 14A INFORMATION
		Proxy Statement Pursuant to Section 14(a)
		 of the Securities Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement             [  ]    Confidential, for Use
[X ]    Definitive Proxy Statement                        of Commission Only
[  ]    Definitive Additional Materials                   (as permitted by
[  ]    Soliciting Material Pursuant to                   Rule 14a-6(e)(2))
	  part 240.14a-11(c) or par.
	  240.14a-12



			   MidSouth Bancorp, Inc.
	    ________________________________________________
	    (Name of Registrant as Specified In Its Charter)

		  Board of Directors of MidSouth Bancorp, Inc.
   ________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
	  item 22(a)(2) of Schedule 14A.
[  ]    $500 per each party to the controversy pursuant to Exchange Act
	  Rule 14a-6(i)(3).
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
	  and 0-11.


1)      Title of each class of securities to which transaction applies:


	__________________________________________________


2)      Aggregate number of securities to which transaction applies:


	__________________________________________________


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


	__________________________________________________


4)      Proposed maximum aggregate value of transaction:


	__________________________________________________


5)      Total Fee Paid:


	__________________________________________________


[  ]    Fee paid previously with preliminary materials.


[  ]    Check box if any part of the fee is offset as provided by
	  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:

	__________________________


2)      Form, Schedule or Registration Statement No.:

	__________________________


3)      Filing Party:


	__________________________


4)      Date Filed:


	__________________________

			    MIDSOUTH BANCORP, INC.

			   102 Versailles Boulevard
			      Versailles Centre
			  Lafayette, Louisiana 70501


		   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



Lafayette, Louisiana
April 12, 2002

The annual meeting of shareholders of MidSouth
Bancorp, Inc. ("MidSouth") will be held on Tuesday, May 21, 2002, at 4:00 p.m., local time, at Bayou Oaks, 629 E. Admiral Doyle Dr., New Iberia, Louisiana, to elect directors and to consider such other matters as may properly come before the meeting or any adjournments thereof.

Only holders of record of common stock at the close of business on April 4, 2002, are entitled to notice of and to vote at the meeting.

Your vote is important regardless of the number of shares you own. WHETHER OR NOT YOU PLAN TO
ATTEND THE MEETING, PLEASE MARK, DATE AND
SIGN THE ENCLOSED PROXY AND RETURN IT
PROMPTLY IN THE ACCOMPANYING ENVELOPE.
 YOUR PROXY MAY BE REVOKED BY
APPROPRIATE NOTICE TO MIDSOUTH'S
SECRETARY AT ANY TIME PRIOR TO THE
VOTING THEREOF.


			      BY ORDER OF THE BOARD OF DIRECTORS




			      Karen L. Hail
				Secretary

			   MIDSOUTH BANCORP, INC.

			  102 Versailles Boulevard
			      Versailles Centre
			 Lafayette, Louisiana 70501


			      PROXY STATEMENT


This Proxy Statement is furnished holders of common stock of MidSouth Bancorp, Inc. ("MidSouth") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at MidSouth's annual shareholders meeting (the "Meeting") to be held on Tuesday, May 21, 2002, at the time and place shown in the accompanying notice and at any adjournments thereof. This Proxy Statement is first being mailed to shareholders about April 12, 2002.

Only holders of record of MidSouth common stock
("Common Stock") at the close of business on April 4, 2002, are entitled to notice of and to vote at the Meeting. On that date, MidSouth had outstanding 2,901,142 shares of Common
Stock.

The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum. If a quorum is present, directors are elected by plurality vote; with respect to any other proposal that may properly come before the Meeting, if the Board has recommended it by the affirmative vote of the majority of the Continuing Directors, as defined in MidSouth's Articles of Incorporation ("Articles"), then, generally, the affirmative vote of a majority of the votes cast is required to approve it, but if it is not so recommended, then the affirmative vote of 80% of the Total Voting Power, as defined in the Articles, is required to approve it. MidSouth's By-laws provide that the Continuing Directors will appoint the Judge(s) of Election and that all questions as to the qualification of voters, validity of proxies and the acceptance or rejection of votes will be decided by the Judge(s).

Abstentions or broker non-votes will have no effect on the election of directors. With respect to any other proposal, abstentions and broker non-votes will be counted as votes not cast and will have no effect on any proposal requiring a majority of votes cast to approve it and will have the effect of a vote against any proposal requiring an affirmative vote of a percentage of the Total Voting Power.

All proxies received in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the persons named herein. MidSouth does not know of any matters to be presented at the Meeting other than those described herein; however, if any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

The enclosed proxy may be revoked by the shareholder at any time prior to its exercise by filing with MidSouth's Secretary a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person in a manner inconsistent with a proxy previously filed on his or her behalf will be deemed to have revoked the proxy as to the matters voted upon in person.

The cost of soliciting proxies in the enclosed form will be borne by MidSouth. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegraph, facsimile and e-mail. Banks, brokerage houses and other nominees or fiduciaries may be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and MidSouth will, upon request, reimburse them for their expenses in so acting.


		     ELECTION OF DIRECTORS

The Articles provide for three classes of directors, with one class to be elected at each annual meeting for a three-year term. At the Meeting, Class III Directors will be elected to serve until the third succeeding annual meeting and until their successors have been duly elected and qualified. Additionally, Stephen C. May, who has served as a director on the Bank's Board, will be a nominee as a Class II Director until the second succeeding annual meeting when Class II Directors are up for re-election.

Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the three Class III directors and the one Class II director nominees named below. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the shares represented will be voted in favor of such other nominees as may be designated by the Board. Directors will be elected by plurality vote.

Other than the Board, only shareholders entitled to vote for the election of directors who have complied with the procedures of Article IV(H) of MidSouth's Articles may nominate a person for election. To do so, the shareholder must have given written notice to MidSouth by December 10, 2001, of the following: (1) as to each person whom he or she proposes to nominate, (a) his or her name, age, business address, residential address, principal occupation or employment, and the class and number of shares of MidSouth's stock of which he or she is the beneficial owner and (b) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors by Regulation 14A under the Securities Exchange Act of 1934; and (2) as to the shareholder giving the notice, (a) his or her name and address and the class and number of shares of stock of MidSouth of which he or she is the beneficial owner and (b) a description of any agreements, arrangements or relationships between the shareholder and each person he or she proposes to nominate.
 Two inspectors, not affiliated with MidSouth, appointed by MidSouth's Secretary, will determine whether the notice provisions were met; if they determine that the shareholder has not complied with Article IV(H), the defective nomination will be disregarded.

	  The following table sets forth certain information as of March 31, 2002, with respect to each director nominee and each director whose term as a director will continue after the Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for at least the past five years. The Board recommends a vote FOR each of the four nominees named below.




Director Nominees for terms to expire in 2005 (Class III Directors)


											 Year First
	Name                Age             Principal Occupation                       Became Director
	____                ___             ____________________                       _______________

James R. Davis, Jr.         49      President, Davis/Wade Financial Services, LLC          1991

Karen L. Hail               48      Chief Financial Officer and Secretary, MidSouth        1988

Milton B. Kidd, III, O.D.   53      Optometrist, Kidd Vision Centers                       1996



Director Nominee for term to expire in 2004 (Class II Director)

											 Year First
	Name                Age             Principal Occupation                       Became Director
	____                ___             ____________________                       _______________

Stephen C. May              53      Majority owner of Atlanta Publishing, LLC              _____(FN1)
				    (2000-Present); Investor and business consultant
				    (1999-Present); Former majority owner,
				    President and Publisher of The Times Publishing
				    Group, Inc. (1980-1999)



Directors whose terms expire in 2003 (Class I Directors)

											 Year First
	Name                Age             Principal Occupation                       Became Director
	____                ___             ____________________                       _______________

C. R. Cloutier              55      President and C.E.O., MidSouth and MidSouth            1984
				    Bank (the "Bank"), MidSouth's wholly-owned
				    subsidiary

J. B. Hargroder, M.D.       71      Physician, retired                                     1984


William M. Simmons          68      Private Investments                                    1984



Directors whose terms expire in 2004 (Class II Directors)

											 Year First
	Name                Age             Principal Occupation                       Became Director
	____                ___             ____________________                       _______________

Will G. Charbonnet, Sr.     54      Private Investments; Chairman of the Board,            1984
				    MidSouth and the Bank; Until 1999 President-
				    Owner of Acadiana Fast Foods, Inc.

Clayton Paul Hilliard       76      President, Badger Oil Corporation.                     1985


  <FN1> Mr. May has served on the Board of the Bank since January 2000.

	During 2001, the Board held twelve meetings.
Each incumbent director attended at least 75% of the aggregate number of meetings held during 2001 of the Board and committees of which he or she was a member.

	The Board has an Audit Committee, an Executive
Committee, and a Personnel Committee.

	The members of the Audit Committee are Messrs.
Davis, Charbonnet, Hilliard and Kidd. The Committee, which held five meetings in 2001, is responsible for assisting the Board in monitoring the integrity of MidSouth's financial statements, compliance with legal and regulatory requirements and the independence and performance of MidSouth's internal and external auditors.

	The members of the Executive Committee are Messrs. Charbonnet, Cloutier and Hargroder. The Committee's duties include nominations, shareholder relations, Bank examination and Securities and Exchange Commission ("SEC") reporting. The Committee considers nominees who are proposed by shareholders in accordance with the procedures, described above, in MidSouth's Articles. The Committee met twelve times in 2001.

	The members of the Personnel Committee are Messrs.
Charbonnet, Davis, Hargroder, Hilliard, Kidd, Simmons and
May. The Committee, which met three times in 2001, is responsible for evaluating the performance and setting the compensation of MidSouth's executive officers and administering MidSouth's Stock Incentive Plan.

	Directors of MidSouth are also directors of the Bank. Directors are entitled to fees of $100 per month for service on the MidSouth Board and $200 for service on the Bank
Board. The Chairman of the Board receives an additional
$750 per month and the Vice Chairman receives an additional $350 per month. Each director also receives $350 for each regular meeting, and $125 for each special meeting, of the Board of the Bank and $150 for the first hour, and $75 per hour for each additional hour, of each committee meeting. Directors receive meeting fees only for meetings they attend.

	Each of the current directors who are not employees were granted options in 1997 to purchase up to 10,968 shares of MidSouth Common Stock at $6.67 per share, the fair market value on the date of grant, exercisable in annual 20% increments beginning one year from the date of grant.

	The Securities and Exchange Act of 1934 and applicable SEC regulations require MidSouth's directors, executive officers and ten percent shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of MidSouth, and to furnish MidSouth with copies of all the reports they file. To MidSouth's knowledge, based on a review of reports furnished to MidSouth, all required reports were filed timely, except that Mr. May, a director of the Bank, filed a late Form 4.

		 SECURITY OWNERSHIP OF MANAGEMENT
		   AND CERTAIN BENEFICIAL OWNERS


Security Ownership of Management

	The following table sets forth certain information as of March 31, 2002, concerning the beneficial ownership of MidSouth's equity securities, consisting of Common Stock, by each director and nominee of MidSouth, by each executive officer named in the Summary of Executive Compensation
Table below, and by all directors and executive officers as a group. Unless otherwise indicated, the securities are held with sole voting and investment power.




				  Amount and Nature
				    of Beneficial            Percent
	Name and Address            Ownership (FN1)          of Class
	________________          _________________          ________

Will G. Charbonnet, Sr.               97,561(FN2)              3.35%

C. R. Cloutier                       199,251(FN3)              6.79%

James R. Davis, Jr.                   67,667(FN4)              2.32%

Karen L. Hail                         69,131(FN5)              2.37%

J. B. Hargroder, M.D.                252,403(FN6)              8.67%

Clayton Paul Hilliard                118,809(FN7)              4.08%

Milton B. Kidd, III, O.D.            120,616(FN8)              4.14%

Stephen C. May                        70,000                   2.41%

William M. Simmons                   101,051(FN9)              3.47%

Donald R. Landry                      44,843(FN10)             1.54%

All directors and executive
officers as a group (14 persons)   1,184,663                  38.86%


_______________


(FN1)Common Stock held by MidSouth's Directors' Deferred
Compensation Trust (the "Trust") is
beneficially owned by its Plan Administrator, MidSouth's
Executive Committee, the members of which could be
deemed to share beneficial ownership with respect to all
Common Stock   held in the Trust (166,069 shares or
5.72% as of March 31, 2002).  For each director, the table
includes the number of shares held for his or her account
only, while the group figure includes  all shares held in the
Trust at March 31, 2002.  Common Stock held by
MidSouth's Employee  Ownership Plan (the "ESOP") is
not included in the table, except that shares allocated to an individual's account are included as beneficially owned by
that individual.  Shares which may  be acquired by
exercise of currently exercisable options are  deemed
outstanding for purposes of computing the percentage of
outstanding Common Stock  owned by persons
beneficially owning such shares and by all directors and
executive officers   as a group but are not otherwise
deemed to be outstanding.

(FN2)Includes 21,830 shares as to which he shares voting and investment power, 23,430 shares held for his account in the Trust and 10,968 shares which he may acquire within 60 days pursuant to currently exercisable stock options
("Current Options").

(FN3)Includes 31,401 shares held by the ESOP for his account, 78,789 shares as to which he shares voting and investment power, 28,404 shares held for his account in the Trust, and 35,062 shares under Current Options. Mr. Cloutier's address is P. O. Box 3745, Lafayette, Louisiana 70502.

(FN4)Includes 38,249 shares as to which he shares voting and investment power, 18,531 shares held for his account in the Trust, and 10,968 shares under Current Options.

(FN5)Includes 23,165 shares held for her account in the ESOP, 627 shares as to which she shares voting and investment power, 18,299 shares held for her account in the Trust and 21,375 shares under Current Options.

(FN6)Includes 209,517 shares as to which he shares voting and investment power, 25,187 shares held for his account in
the Trust, and 10,968 shares under Current Options.   Dr.
Hargroder's address is P. O. Box 1049, Jennings, Louisiana 70546.

(FN7)Includes 87,261 shares as to which he shares voting and investment power, 10,662 shares held for his account in the Trust, and 10,968 shares under Current Options.

(FN8)Includes 8,415 shares held for his account in the Trust and 10,968 shares under Current Options.

(FN9)Includes 2,798 shares as to which he shares voting and investment power 24,151 shares held for his account in the Trust, and 10,968 shares under Current Options.

(FN10) Includes 17,716 shares as to which he shares voting and investment power 10,196 shares held for his account in the ESOP, and 16,931 shares under Current Options.

_______________________


Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as of March 31, 2002, concerning the only person other than the persons listed in the table above and in note on page 6 thereto known to MidSouth to be the beneficial owner of more than five percent of its Common Stock.



	  Name and Address                        Shares Beneficially            Percent
	Of Beneficial Owner                             Owned                   of Class
   MidSouth Bancorp, Inc., Employee Stock           290,650(FN1>                 10.02%
   Ownership Plan, ESOP Trustees and
   ESOP Administrative Committee
   P. O. Box 3745, Lafayette, LA   70502

____________________


(FN1) The Administrative Committee directs the Trustees how to vote the approximately 18,202 unallocated shares of Common Stock in the ESOP as of March 31, 2002.
Voting rights of the shares allocated to ESOP participants' accounts are passed through to them. The Trustees have investment power with respect to the ESOP's assets, but must exercise it in accordance with an investment policy established by the Administrative Committee. The
Trustees are Donald R. Landry, an executive officer of MidSouth, Earline Vincent, a Bank officer, and Brenda
Jordan, a Bank employee.  The  Administrative
Committee consists of David L. Majkowski and Teri S.
Stelly,  executive officers of MidSouth, and Dailene
Melancon, a Bank officer.


_________________________


	      EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS


Summary of Executive Compensation

     The following table shows all compensation awarded to, earned by or paid to the Named Executive Officers for all services rendered by them in all capacities to MidSouth and its subsidiaries for 2001. No other executive officer of MidSouth had total annual salary and bonus exceeding
$100,000 for the year.


								__________Long-Term Compensation___________


							   Other
	Name and                                           Annual    Restricted  Securities            All Other
	Principal                                          Compen-     Stock     Underlying    LTIP    Compen-
	 Position     Year     Salary (FN1)   Bonus(FN2)   sation    Awards(s)   Option(s)   Payouts   sation(FN3)
	_________     ____     ____________   __________   ______    _________   __________  _______   ___________
C. R. Cloutier         2001     $198,842        $42,391      0          0            0          0      $  7,572
President & Chief      2000     $184,657        $38,539      0          0            0          0      $  5,929
Executive Officer      1999     $174,158        $35,525      0          0            0          0      $  5,828


Karen L. Hail          2001     $136,765        $25,429      0          0            0          0      $  5,576
Senior Exec VP &       2000     $125,765        $23,123      0          0            0          0      $  4,459
Chief Oper. Off.       1999     $116,650        $21,315      0          0            0          0      $  4,389


Donald R. Landry       2001     $101,708        $20,259      0          0            0          0      $  5,747
Exec. VP & Chief       2000     $ 94,813        $25,184      0          0            0          0      $  4,838
Lending Officer        1999     $ 90,271        $23,822      0          0            0          0      $  4,498
_______________



(FN1)Includes director fees of $25,300 and $26,425 for 2001;
$21,975 and $23,925 for 2000;  $19,700 and $18,900 for
1999 for Mr. Cloutier and Ms. Hail, respectively.

(FN2)Awarded pursuant to the Incentive Compensation Plan of the Bank.

(FN3)Consists of $6,187, $4,917 and $4,666 contributed by MidSouth to the ESOP for the accounts of each of Mr.
Cloutier, Ms. Hail and Mr. Landry respectively, and
$1,387, $659, and $1,081 paid by MidSouth in insurance premiums for term life insurance for the benefit of Mr.
Cloutier, Ms. Hail and Mr. Landry, respectively.

			     _____________________



Option Holdings

     The following table sets forth information with respect to Mr. C. R. Cloutier, Ms. Hail, and Mr. Landry concerning unexercised options held as of December 31, 2001. No options were exercised by any of the Named
Executive Officers in 2001.



		   OPTION VALUES AS OF DECEMBER 31, 2001







			   Number of Securities                    Value of Unexercised
			  Underlying Unexercised                   In-the-Money Options
				Options at                                 At
   Name                      December 31, 2001                   December 31, 2001 (FN1)
			 ___________________________           ____________________________

			 Exercisable   Unexercisable           Exercisable    Unexercisable

C. R. Cloutier             27,563          9,937                $ 99,832       $  24,955

Karen L. Hail              16,875          5,625                $ 66,555       $  16,639

Donald Landry              13,331          4,669                $ 49,916       $  12,478


_________________________

 (FN1) Reflects the difference between the closing sale price of a share of MidSouth Common Stock on December 31, 2001, and the exercise price of the options.

			_________________________

Employment and Severance Contracts with Named Executive Officers


     Mr. Cloutier, Ms. Hail and Mr. Landry each have a written employment agreement with the Bank for a term of one year, beginning January 1st of each year. The agreements are automatically extended for one year every year thereafter beginning on the termination date, unless written notice of termination is given by any party to the agreement not later than 60 days before the termination date. Pursuant to the contract, Mr. Cloutier, Ms. Hail and Mr. Landry receive term life insurance equal to four times their annual salary payable to a beneficiary of their choice and disability insurance of not less than two-thirds of their annual salary. Mr. Cloutier's, Ms. Hail's and Mr. Landry's contracts have a severance provision which entitles them to one year's salary if the agreement is terminated by the Bank, unless they are removed by a regulatory body.


Certain Transactions

     Directors, nominees and executive officers of MidSouth and their associates have been customers of, and have borrowed from, the Bank in the ordinary course of business, and such transactions are expected to continue in the future. In the opinion of MidSouth's management, such transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.


		    RELATIONSHIP WITH INDEPENDENT
			  PUBLIC ACCOUNTANTS

     MidSouth's consolidated financial statements for
2001 were audited by Deloitte & Touche', LLP, and the Board has appointed it to audit MidSouth's financial statements for 2002. Representatives of Deloitte & Touche', LLP are not expected to be present at the Meeting.

     MidSouth billings from Deloitte & Touche', LLP totaled $65,600 for audit of the MidSouth's 2001 annual financial statements and the review of its financial statements included in MidSouth's 10QSB filings for 2001. All services rendered to MidSouth by Deloitte & Touche' , LLP in 2001 were audit-related services. No consulting fees were paid by MidSouth to Deloitte & Touche', LLP in 2001.


AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors is composed of four non-employee directors. The Board has made a determination that the members of the Committee satisfy the requirements of the American Stock Exchange as to independence, financial literacy and experience. The responsibilities of the Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors on May 10, 2000.

     The Committee reviewed and discussed the audited financial statements with our management including a discussion of the quality of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements. The Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Committee also received the written disclosures and the letter from the independent auditors required by Independent Standards
Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), has discussed with the independent auditors the independent auditors' independence and has considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

     By the members of the Audit Committee:
	 James R. Davis
	 Will G. Charbonnet
	 C. P. Hilliard
	 Milton B. Kidd, III, O.D.




			  SHAREHOLDER PROPOSALS

     Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 2003 annual meeting must forward such proposal to the Secretary of MidSouth at the address listed on the first page of this Proxy Statement in time to arrive at MidSouth before December 8, 2002.

ANY SHAREHOLDER MAY BY WRITTEN REQUEST OBTAIN WITHOUT CHARGE A COPY OF MIDSOUTH'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001, WITHOUT EXHIBITS. REQUESTS SHOULD BE ADDRESSED TO SALLY D. GARY, INVESTOR RELATIONS, MIDSOUTH BANCORP, INC., P. O. BOX 3745, LAFAYETTE, LOUISIANA 70502.


					    By Order of the Board of Directors



								 Karen L. Hail
								     Secretary

Lafayette, Louisiana
April 12, 2002



1.      Election of Class III Directors
	Nominees:       James R. Davis, Jr.
			Karen L. Hail
			Milton B. Kidd, III, O.D.


	Election of Class II Director
	Nominee:        Stephen C. May


	___     FOR all nominees listed except as marked to the contrary

	___     WITHHOLD authority for all nominees

		If you wish to withhold authority to vote for certain of the nominees listed, strike through the nominee(s) names.


2. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.


			       This proxy will be voted as specified.
			       If no specific directions are given,
			       this proxy will be voted FOR the
			       nominees named.

			       Please sign exactly as name appears
			       on the certificate or certificates
			       representing shares to be voted by
			       the proxy.  When signing as executor,
			       administrator, attorney, trustee or
			       guardian, please give full title as
			       such.  If a corporation, please sign
			       in full corporate name by president
			       or other authorized persons.  If a
			       partnership, please sign in
			       partnership name by authorized persons.



			       Dated:_____________________________2002


			       _____________________________________
				      Signature of Shareholder

			       _____________________________________
				    Signature (if jointly owned)

			       PLEASE MARK, SIGN, DATE AND RETURN
			       THIS PROXY CARD TO THE COMPANY
			       PROMPTLY USING THE ENCLOSED ENVELOPE.


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				  PROXY
			  MIDSOUTH BANCORP, INC.
			       May 21, 2002
		      Annual Meeting of Shareholders


	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Raymond F. Mikolajczyk and Sammy Baudoin, or any of them, proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of MidSouth Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held on May 21, 2002 and at any and all adjournments thereof.